EXHIBIT 10.17

                                 FIRST AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                      AMONG

                                 PENTACON, INC.
                                  AS BORROWER,

                               NATIONSBANK, N.A.,
                            AS ADMINISTRATIVE AGENT,

                     NATIONSBANC MONTGOMERY SECURITIES LLC,
                                AS LEAD ARRANGER,

                                       AND

                          THE LENDERS SIGNATORY HERETO


                                   DATED AS OF
                                DECEMBER 31, 1998

                                TABLE OF CONTENTS


                                                                       PAGE

                             ARTICLE I. DEFINITIONS


Section 1.01 TERMS DEFINED ABOVE ....................................    1
Section 1.02 TERMS DEFINED IN CREDIT AGREEMENT ......................    1
Section 1.03 OTHER DEFINITIONAL PROVISIONS ..........................    1

            ARTICLE II. AMENDMENTS TO CREDIT AGREEMENT


Section 2.01 AMENDMENTS TO DEFINITIONS ..............................    2
Section 2.02 AMENDMENTS TO ARTICLE II ...............................    5
Section 2.03 AMENDMENTS TO ARTICLE III ..............................    9
Section 2.04 AMENDMENTS TO ARTICLE IV ...............................    9
Section 2.05 AMENDMENTS TO ARTICLE VIII .............................    9
Section 2.06 AMENDMENTS TO ARTICLE IX ...............................   10
Section 2.07 AMENDMENTS TO ARTICLE XII ..............................   13
Section 12.04 AMENDMENTS, ETC........................................   13
Section 2.08 AMENDMENTS TO ANNEXES, SCHEDULES AND EXHIBITS ..........   13

                       ARTICLE IV. CONDITIONS


Section 4.01 LOAN DOCUMENTS .........................................   14
Section 4.02 CORPORATE PROCEEDINGS OF LOAN PARTIES ..................   14
Section 4.03 REPRESENTATIONS AND WARRANTIES .........................   14
Section 4.04 NO DEFAULT .............................................   15
Section 4.05 NO CHANGE ..............................................   15
Section 4.06 SECURITY INSTRUMENTS ...................................   15
Section 4.07 FEE ....................................................   15
Section 4.08 LEGAL FEES .............................................   15
Section 4.09 OTHER INSTRUMENTS OR DOCUMENTS .........................   15

                      ARTICLE V. MISCELLANEOUS


Section 5.01 ADOPTION, RATIFICATION AND CONFIRMATION OF CREDIT
                AGREEMENT ...........................................   15

Section 5.02 RATIFICATION AND AFFIRMATION OF GUARANTY ...............   15
Section 5.03 SUCCESSORS AND ASSIGNS .................................   16
Section 5.04  COUNTERPARTS ..........................................   16
Section 5.05 NUMBER AND GENDER ......................................   16
Section 5.06 ENTIRE AGREEMENT .......................................   16
Section 5.07 INVALIDITY .............................................   16
Section 5.08 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS ...........   16
Section 5.09 GOVERNING LAW ..........................................   17


ANNEXES, EXHIBITS AND SCHEDULES

Annex I        -  List of Percentage Shares, Maximum Revolving Credit
                  Amounts, and Revolver Term Loans

Exhibit G      -  Borrowing Base Certificate
Exhibit H      -  Eligible Account
Exhibit I      -  Eligible Inventory
Exhibit J      -  Form of Landlord Subordination Agreement

Schedule 3.01(b) -      Amortization Schedule - Revolver Term Loans

                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


      This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") executed effective as of the 31st day of December, 1998 (the "Effective Date"), is by and among Pentacon, Inc., a corporation formed under the laws of the State of Delaware (the "Borrower"); each of the lenders that is a signatory hereto or which becomes a signatory hereto and to the hereinafter described Credit Agreement as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); and NationsBank, N.A., a national banking association (in its individual capacity, "NationsBank"), and as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").


                             W I T N E S S E T H:

      WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of September 3, 1998 (the "Credit Agreement"), pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of the Borrower; and

      WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement in the particulars hereinafter provided;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                             ARTICLE I. DEFINITIONS

      SECTION 1.01 TERMS DEFINED ABOVE. As used in this First Amendment, each of the terms "Administrative Agent", "Borrower", "Credit Agreement", "Effective Date", "First Amendment", "Lenders" and "NationsBank" shall have the meaning assigned to such term hereinabove.

      SECTION 1.02 TERMS DEFINED IN CREDIT AGREEMENT. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

      SECTION 1.03 OTHER DEFINITIONAL PROVISIONS.

            (a) The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this First Amendment shall refer to this First Amendment as a whole and not to any particular Article, Section, subsection or provision of this First Amendment.

            (b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this First Amendment unless otherwise specified.


                   ARTICLE II. AMENDMENTS TO CREDIT AGREEMENT

      The Borrower, the Administrative Agent, and the Lenders agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars.

      SECTION 2.01 AMENDMENTS TO DEFINITIONS.

      (a) The following terms, which are defined in Section 1.02 of the Credit Agreement, are hereby amended in their entirety to read as follows:

      "Agreement" shall mean this Amended and Restated Credit Agreement, as amended and supplemented by the First Amendment, as the same may from time to time be further amended or supplemented.

      "Aggregate Maximum Revolving Credit Amounts" at any time shall equal the sum of the Maximum Revolving Credit Amounts of the Lenders, as the same may be reduced pursuant to Section 2.03 or otherwise amended.

      "Applicable Margin" shall mean for 3.0% per annum for Eurodollar Loans and 1.0% per annum for Base Rate Loans; provided, however, if a Capital Market Event has not occurred on or before March 1, 1999, "Applicable Margin" shall mean, from and after March 1, 1999, 4.0% per annum for Eurodollar Loans and 2.0% per annum for Base Rate Loans; and further provided, however, on the first Determination Date (hereinafter defined) following the occurrence of a Capital Market Event, "Applicable Margin" shall mean the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Leverage Ratio, for the four quarterly periods ending on and determined as of the immediately preceding Quarterly Date:

--------------------------------------------------------------------------

     LEVERAGE RATIO           APPLICABLE MARGIN           APPLICABLE
                            FOR EURODOLLAR LOANS       MARGIN FOR BASE
                                                          RATE LOANS
--------------------------------------------------------------------------
Less than 3.00                     1.750%                   0.25%
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Less than 3.50, but                2.000%                   0.50%
greater than or
equal to 3.00
--------------------------------------------------------------------------
Less than 4.00, but                2.375%                   0.75%
greater than or
equal to 3.50
--------------------------------------------------------------------------
Less than 4.50, but                2.625%                   1.00%
greater than or
equal to 4.00
--------------------------------------------------------------------------
Less than 5.0, but                 2.875%                   1.25%
greater than or
equal to 4.50
--------------------------------------------------------------------------
Greater than or                    3.250%                   1.50%
equal to 5.0
--------------------------------------------------------------------------

After the occurrence of a Capital Market Event, the Applicable Margin shall be established following each Quarterly Date (each, a "Determination Date"). Any change in the Applicable Margin following each Determination Date shall be determined based upon the computations set forth in the Compliance Certificate furnished to the Administrative Agent pursuant to Section 8.01(h) or Section 9.03(i), subject to review and approval of such computations by the Administrative Agent. Each change in the Applicable Margin shall be effective commencing as of the next Business Day following the date such certificate is received (including, without limitation, in respect of Eurodollar Loans then outstanding notwithstanding that such change occurs during an Interest Period), and shall remain in effect until the date that is the next Business Day following the first to occur of the date on which (i) a new certificate is delivered for which a change in the Applicable Margin occurs or (ii) is required to be delivered; provided, however; if the Borrower shall fail to deliver any such certificate within the time period required by Section 8.01(h), then the Applicable Margin shall be the highest percentage amount stated for each Type of Loan as set forth in the then applicable table until the appropriate certificate is so delivered.

      "Final Maturity Date" shall mean the earlier to occur of (i) December 31, 2001, and (ii) the date that the Revolver Term Notes are prepaid in full pursuant to Section 2.07 at any time after the Revolver Term Loan Conversion Date.

      "Maximum Revolving Credit Amount" shall mean, as to each Lender, the amount set forth opposite such Lender's name on the appropriate table of Annex I under the caption "Maximum Revolving Credit Amounts", as the same may be (i) reduced pursuant to Section 2.03 hereof pro rata to each Lender based on its Percentage Share, (ii) modified from time to time to reflect any assignments permitted by Section 12.06(b), or (iii) otherwise amended.

      "Restricted Payment" shall mean (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Borrower or any of its Subsidiaries (other than those payable or distributable solely to the Borrower) now or hereafter outstanding, except a dividend payable solely in shares of a class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Borrower or any of its Subsidiaries (other than those payable or distributable solely to the Borrower) now or hereafter outstanding; (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Borrower or any of its Subsidiaries now or hereafter outstanding; (d) any issuance and sale of capital stock of any Subsidiary of the Borrower (or any option, warrant or right to acquire such stock) other than to the Borrower; and (e) any payment (including, without limitation, a payment effecting a defeasance), purchase or redemption of Subordinated Debt prior to its stated maturity.

      "Revolving Credit Commitment" shall mean, for any Lender, its obligation to make Revolving Credit Loans and participate in the issuance of Letters of Credit as provided in Section 2.01(d) up to the lesser of (i) such Lender's Maximum Revolving Credit Amount and (ii) the Lender?s Percentage Share of the then effective Borrowing Base.

      "Revolving Credit Termination Date" shall mean, the earlier to occur of
(i) December 31, 2001, or (ii) the date that the Aggregate Revolving Credit Commitments are sooner terminated pursuant to Sections 2.03 or 10.02.

      "Revolver Term Loan Conversion Date" shall mean December 31, 1998.

      "Subordinated Debt Event" shall mean the consummation of the issuance of Subordinated Debt resulting in gross cash proceeds to the Borrower of at least $100,000,000, but not to exceed $150,000,000, upon terms and conditions and pursuant to documentation, all in form and substance satisfactory to the Majority Lenders.

      (b) Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions where alphabetically appropriate, which read in their entirety as follows:

      "Borrowing Base" shall mean at any time the sum of (i) a determined percentage of Eligible Accounts Receivable plus (ii) a determined percentage of Eligible Inventory, but not to exceed 50% of the Borrowing Base; such percentages to be determined upon completion of the Collateral Field Exam; provided, however, prior to the occurrence of a Capital Market Event, the Borrowing Base shall be equal to the Aggregate Maximum Revolving Credit Amounts.

      "Borrowing Base Certificate" shall mean a certificate of a Responsible Officer in the form of Exhibit G attached to the First Amendment.

      "Capital Market Event" shall mean the occurrence of an Equity Event or Subordinated Debt Event.

      "Collateral Field Exam" shall mean an examination of the Borrower's and Subsidiaries' accounts and inventory and all records, reports and other documents related thereto, and any other affairs of such parties' businesses as reasonably requested by the Lenders, conducted at such time as agreed to by the Borrower and the Lenders (but prior to the occurrence of a Capital Market Event), in order to determine an appropriate formula for determining a Borrowing Base and the components related thereon upon the occurrence of a Capital Market Event.

      "Eligible Accounts Receivable" shall have a meaning as determined from the results of the Collateral Field Exam and defined and set forth in a subsequent amendment to the Credit Agreement.

      "Eligible Inventory" shall have a meaning as determined from the results of the Collateral Field Exam and defined and set forth in a subsequent amendment to the Credit Agreement.

      "Fee Letters" shall mean the fee letters between the Borrower and each of the Lenders, executed in connection with the First Amendment.

      "First Amendment" shall mean that certain First Amendment to Amended and Restated Credit Agreement dated as of December 31, 1998, by and among the Borrower, the Administrative Agent and the Lenders.

      "Landlord Subordination Agreement" shall mean an agreement with a landlord of any location where any Property subject to the Lien of a Security Instrument is located, and being substantially in the form of Exhibit J attached to the First Amendment."

      SECTION 2.02 AMENDMENTS TO ARTICLE II.

      (a) Section 2.03 of the Credit Agreement is hereby amended in its entirety to read as follows:

      SECTION 2.03 CHANGES OF REVOLVING CREDIT COMMITMENT.

            (a) The Aggregate Revolving Credit Commitments shall at all times be equal to the lesser of (i) the Aggregate Maximum Revolving Credit Amounts after adjustments resulting from reductions pursuant to this Section 2.03 and (ii) the Borrowing Base as determined from time to time.

            (b) The Borrower shall have the right to terminate or to reduce the amount of the Aggregate Maximum Revolving Credit Amounts at any time or from time to time upon not less than three (3) Business Days' prior notice to the Administrative Agent (which shall promptly notify the Lenders) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which shall not be less than $5,000,000 or any whole multiple of $1,000,000 in excess thereof) and shall be irrevocable and effective only upon receipt by the Administrative Agent.

            (c) After the Revolver Term Loans have been repaid in full pursuant to Section 2.07, the Aggregate Maximum Revolving Credit Amounts shall be reduced dollar for dollar by the amount of all net cash proceeds up to $45,000,000 in the aggregate (exclusive of any proceeds used to repay the Revolver Term Loans) received from Capital Market Events and the incurrence of any other Debt or other issuances of equity. For clarification of the preceding sentence, the Aggregate Maximum Revolving Credit Amounts shall never be reduced to an amount less than $65,000,000 solely as a result of the operation of the preceding sentence.

            (d) If a Subordinated Debt Event occurs on or before March 1, 1999, the Percentage Shares, Maximum Revolving Credit Amounts and Revolver Term Loans of each Lender shall be the amounts set forth on Annex I under item B thereof.

            (e) Unless previously reduced to an amount equal to or less than $90,000,000 pursuant to Sections 2.03(b), (c) or (d), on March 1, 1999 the Aggregate Maximum Revolving Credit Amounts shall automatically be reduced to $90,000,000.

            (f) The Aggregate Maximum Revolving Credit Amounts once terminated or reduced may not be reinstated."

      (b) Section 2.04(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

            "(a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender a commitment fee on the daily average unused amount (not to include Swing Line Loans) of the Aggregate Revolving Credit Commitments, for the period from and including the Effective Date as defined in the First Amendment up to, but excluding, the earlier of the date the Aggregate Revolving Credit Commitments are terminated or the Revolving Credit Termination Date at a rate per annum equal to ? of 1%; provided, however, if a Capital Market Event shall have occurred, then on the first Determination Date (hereinafter defined) following the occurrence of such Capital Market Event, the per annum rate for the commitment fee shall be determined based on the Leverage Ratio for the four quarterly periods ending and determined as of the immediately preceding Quarterly Date, as set forth at the appropriate intersection in the table below:

------------------------------------------------------
                                 COMMITMENT FEE
      LEVERAGE RATIO                PERCENTAGE
------------------------------------------------------

Less than 2.50                        .250%
------------------------------------------------------
Less than 3.00, but                   .300%
greater than or equal
to 2.50
------------------------------------------------------
Less than 3.50 but                    .375%
greater than or equal
to 3.00
------------------------------------------------------
Greater than or equal                 .500%
to 3.50
------------------------------------------------------

      After the occurrence of such Capital Market Event, the applicable commitment fee percentage shall be established at the end of each Quarterly Date (the "Determination Date"). Any change in the applicable commitment fee percentage following each Determination Date shall be determined based upon the computations set forth in the Compliance Certificate furnished to the Administrative Agent pursuant to Section 8.01(h), subject to review and approval of such computations by the Administrative Agent and each change in the commitment fee percentage shall be effective commencing as of the next Business Date following the date such certificate is received and remain in effect (or, if earlier, the date such certificate was required to be delivered) until the date that is the next Business Day following the first to occur of the date on which (i) a new certificate is delivered for which a change in the commitment fee percentage occurs or (ii) is required to be delivered; provided, however; if the Borrower shall fail to deliver any such certificate within the time period required by Section 8.01(h), then the applicable commitment fee percentage shall be the highest percentage amount set forth in the then applicable table until the appropriate certificate is so delivered.

      Accrued commitment fees shall be payable quarterly in arrears on each Quarterly Date and on the earlier of the date the Aggregate Revolving Credit Commitments are terminated or the Revolving Credit Termination Date."

      (c) Section 2.07(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

            "(b)  Mandatory Prepayments.

                  (i) If, after giving effect to any termination or reduction of the Aggregate Maximum Revolving Credit Amounts pursuant to Section 2.03, the outstanding aggregate principal amount of the Revolving Credit Loans and the Swing Line Loans, plus the LC Exposure exceeds the Aggregate Maximum Revolving Credit Amounts, the Borrower shall
            (i) prepay the Revolving Credit Loans on the date of such termination or reduction in an aggregate principal amount equal to the excess, together with interest on the principal amount paid accrued to the date of such prepayment, (ii) if any excess remains after prepaying all Revolving Credit Loans, prepay the Swing Line Loans on the date of such termination or reduction in an aggregate principal amount equal to such remaining excess, together with interest on the principal amount paid accrued to the date of such prepayment, and (iii) if any excess remains after prepaying all of the Revolving Credit Loans and Swing Line Loans because of LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such remaining excess to be held as cash collateral as provided in Section 2.09(b) hereof.

                  (ii) Upon any redetermination of the amount of the Borrowing
            Base, if the redetermined Borrowing Base is less than the aggregate outstanding principal amount of the Revolving Credit Loans and the Swing Line Loans, plus the LC Exposure, then the Borrower shall within five (5) days after delivery of the Borrowing Base Certificate required under Section 8.01(i): (A) prepay the Revolving Credit Loans in an aggregate principal amount equal to such excess, together with interest on the principal amount paid accrued to the date of such prepayment, (B) if any excess remains after prepaying all Revolving Credit Loans, prepay the Swing Line Loans in an aggregate principal amount equal to such excess, together with interest on the principal amount paid accrued to the date of such prepayment and (C) if a Borrowing Base deficiency remains after prepaying all of the Revolving Credit Loans and Swing Line Loans because of LC Exposure, the Borrower shall pay to the Administrative Agent on behalf of the Lenders an amount equal to such Borrowing Base deficiency to be held as cash collateral as provided in Section 2.09(b) hereof.

                  (iii) The Borrower shall use all net cash proceeds received from Capital Market Events and the incurrence of any other Debt or other issuances of equity to repay (immediately upon receipt of such proceeds) the Loans in the following order -- first, outstanding principal of the Revolver Term Loans, plus interest on the principal amount of Revolver Term Loans paid accrued to the date of such prepayment, second, outstanding principal of the Revolving Credit Loans, plus interest on the principal amount of Revolving Credit Loans paid accrued to the date of such prepayment, and last, outstanding principal of Swing Line Loans, plus interest on the principal amount of Swing Line Loans paid accrued to the date of such prepayment.

                  (iv) The Borrower shall, and shall cause any Subsidiary to, use the net cash proceeds received from any Transfers to the extent that during any consecutive 12 month period such net cash proceeds exceed $500,000, based on the net book value of the Property sold or the net proceeds received to promptly repay the Revolver Term Loans."

      (d) Section 2.11 of the Credit Agreement is hereby amended by deleting therefrom subsection (b) in its entirety.

      SECTION 2.03 AMENDMENTS TO ARTICLE III. Section 3.01(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

            "(b) Revolver Term Loans. Commencing with a payment on September 30, 1999 and on each Quarterly Date thereafter and the Final Maturity Date, the aggregate principal amount of the Revolver Term Notes outstanding on the Revolver Term Conversion Date shall be payable in installments in the principal amounts as set forth on Schedule 3.01(b) (as attached to the First Amendment), with final payment of the remaining principal balance on the Revolver Term Notes due on the Final Maturity Date."

      SECTION 2.04 AMENDMENTS TO ARTICLE IV. Section 4.02 of the Credit Agreement is hereby amended by changing all references therein to Section 2.03(a)(ii) to be references to Section 2.03.

      SECTION 2.05 AMENDMENTS TO ARTICLE VIII.

      (a) Section 8.01 of the Credit Agreement is hereby amended by adding thereto a new subsection, to be Section 8.01(i), to read as follows:

            "(i)  After the occurrence of a Capital Market Event:

                  (A) not later than 30 days after and as of the end of each month, a summary or, on request, a listing of accounts receivable aged from date of invoice;

                  (B) not later than 30 days after and as of the end of each calendar year or on the request from the Administrative Agent, a list of the names and addresses of all of Borrower's account debtors;

                  (C) not later than 30 days after and as of the end of each month, or on the request of the Administrative Agent, an inventory summary of balances at the lower of cost or market for the Borrower and each Subsidiary; and

                  (D) not later than 30 days after and as of the end of each month, a Borrowing Base Certificate."

      (b) Section 8.09 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 8.09 Inspection. The Borrower shall and shall cause each Subsidiary to permit the Administrative Agent and the Lenders, at Borrower's expense, to visit and inspect any of their respective Properties, to examine all of such Person's inventories, books of account records, reports, and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances, accounts and inventories with their respective officers, employees, and independent public accountants all at such reasonable times and as often as may be reasonably requested, provided that the Borrower is given at least three (3) Business Days advance notice thereof and reasonable opportunity to be present when independent public accountants or other third parties are contacted, and provided further that so long as no Default or Event of Default exists, the Administrative Agent and the Lenders shall not exercise the foregoing inspection right more often than once in any calendar quarter."

      (c) Article VIII of the Credit Agreement is hereby amended to add a new section, to be Section 8.11, to read as follows:

                  "Section 8.11 Landlord Subordination Agreements. Within 90 days after the Effective Date of the First Amendment (as defined therein), the Borrower shall deliver to the Administrative Agent duly executed original counterparts of Landlord Subordination Agreements relating to each location leased by the Borrower or any Subsidiary at which any Property subject to the Lien of a Security Instrument is located. Concurrently with the execution and delivery of any Security Instruments pursuant to Section 8.08, the Borrower shall, or shall cause its Subsidiary to, obtain and deliver to the Administrative Agent any Landlord Subordination Agreements deemed necessary by the Administrative Agent in its reasonable determination.

      SECTION 2.06 AMENDMENTS TO ARTICLE IX.

      (a) Section 9.01(e) of the Credit Agreement is hereby amended in its entirety to read as follows:

            "(e) Subordinated Debt not to exceed $150,000,000 at any one time outstanding which matures on a date subsequent to the Revolving Credit Termination Date and Subsidiary guaranties of such Subordinated Debt subordinate to the Guaranty Agreements upon terms and conditions and pursuant to documentation, all in form and substance satisfactory to the Majority Lenders."

      (b) Section 9.01(h) of the Credit Agreement is hereby amended in its entirety to read as follows:

            "(h) Subordinated Debt not to exceed $25,000,000 in the aggregate at any one time outstanding and in each case which matures (i) not less than two years from the date incurred."

      (c) Section 9.03 (i) of the Credit Agreement is hereby amended by replacing the first sentence thereof with the following sentence:

            "investments and/or loans for Acquisitions; provided, however, any Acquisitions prior to the occurrence of a Capital Market Event shall be made only upon the written consent of the Majority Lenders, such consent to be in the sole and absolute discretion of each such Lender and after the occurrence of a Capital Market Event any Acquisitions involving non-equity consideration of more than $10,000,000 for any individual Acquisition or $40,000,000 in the aggregate for all such Acquisitions during the previous four fiscal quarters shall be made only upon the written consent of the Majority Lenders, such consent to be in the sole and absolute discretion of each such Lender."

      (d) Section 9.13 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 9.13 Leverage Ratio. The Borrower will not permit its ratio of Funded Debt as of the end of any fiscal quarter to Adjusted EBITDA ("Leverage Ratio") for the four fiscal quarters ending on such date to be greater than the ratio corresponding to the applicable period set forth below:

------------------------------------------------
           PERIOD                   RATIO
------------------------------------------------
from the Closing Date           4.00 to 1.00
until, but excluding
9/30/2001
------------------------------------------------
on 9/30/2001 and                3.75 to 1.00
thereafter
------------------------------------------------

      provided, however, upon the occurrence of a Capital Market Event, from and after such Capital Market Event, the Borrower will not permit its ratio of Funded Debt as of the end of any fiscal quarter to Adjusted EBITDA for the four fiscal quarters ending on such date to be greater than the ratio corresponding to the applicable period set forth below:

------------------------------------------------
           PERIOD                   RATIO
------------------------------------------------
from the Closing Date            5.5 to 1.0
until, but excluding
3/31/2000
------------------------------------------------
from 3/31/2000 until,            5.0 to 1.0
but excluding 6/30/2000
------------------------------------------------
on 6/30/2000 and                 4.5 to 1.0
thereafter
------------------------------------------------

      For the purposes of Sections 9.13 and 9.14, "Adjusted EBITDA" shall mean the EBITDA of the Borrower and the Subsidiaries calculated on a pro-forma basis to include the EBITDA for the most recent four fiscal quarters of acquired Persons to the extent that such EBITDA is not included in the EBITDA of the Borrower plus certain extraordinary or non-recurring expenses as specifically listed on Schedule 9.13.

      (e) Section 9.14 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  Section 9.14 Senior Debt Leverage Ratio. The Borrower will not permit its ratio of Senior Debt as of the end of any fiscal quarter to Adjusted EBITDA for the four fiscal quarters ending on such date to be greater than the ratio corresponding to the applicable period set forth below:

------------------------------------------------
           PERIOD                   RATIO
------------------------------------------------
from the Closing Date           4.00 to 1.00
until, but excluding
3/31/99
------------------------------------------------
on and after 3/31/99            3.50 to 1.00
until, but excluding
6/30/99
------------------------------------------------
on and after 6/30/99            3.25 to 1.00
until, but excluding
12/31/99
------------------------------------------------
on 12/31/99 and                 3.00 to 1.00
thereafter
------------------------------------------------

      provided, however, upon the occurrence of a Capital Market Event, from and after such Capital Market Event, the Borrower will not permit its ratio of Senior Debt as of the end of any fiscal quarter to Adjusted EBITDA for the four fiscal quarters ending on such date to be greater than 2.25 to 1.0. For the purposes of Sections 9.13 and 9.14, "Adjusted EBITDA" shall mean the EBITDA of the Borrower and the Subsidiaries calculated on a pro-forma basis to include the EBITDA for the most recent four fiscal quarters of acquired Persons to the extent that such EBITDA is not included in the EBITDA of the Borrower plus certain extraordinary or non-recurring expenses as specifically listed on Schedule 9.13."

      (f) Section 9.19 of the Credit Agreement is hereby amended by adding thereto as the last sentence, the following:

      "The Borrower will not create or designate any Subsidiary as an "Unrestricted Subsidiary" (as such term shall be defined in any documentation evidencing Subordinated Debt issued in connection with a Subordinated Debt Event) without the prior consent of the Majority Lenders."

      SECTION 2.07 AMENDMENTS TO ARTICLE XII. Section 12.04 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "Section 12.04 Amendments, Etc. To the maximum extent allowed by applicable law, any provision of this Agreement or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Majority Lenders (and, if Article 11 or the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that no such amendment or waiver shall, unless signed by all the Lenders, (i) increase the Commitments of the Lenders, (ii) reduce the principal of or rate of interest on any Loan or any fees or other amounts payable hereunder, (iii) postpone any date fixed for the payment of any scheduled installment of principal of or interest on any Loan or any fees or other amounts payable hereunder or for termination of any Commitment, (iv) change the percentage of the Commitments or of the unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement, (v) revise the definition of Borrowing Base (except for a decrease in the percentage of any component thereof, which shall require only Majority Lenders approval) or eliminate the Borrowing Base as a variable in determining the Aggregate Revolving Credit Commitments pursuant to Section 2.03(a), or (vi) release any Guarantor or all or substantially all of the collateral."

      SECTION 2.08 AMENDMENTS TO ANNEXES, SCHEDULES AND EXHIBITS.

      (a) Annex I to the Credit Agreement is hereby replaced with Annex I attached hereto. Accordingly, all references in the Credit Agreement, to Annex I shall be deemed to be references to Annex I attached to this First Amendment.

      (b) Exhibit F to the Credit Agreement is hereby amended by restating paragraph (d) thereof to read in its entirety as follows:

            "(d) Delivered concurrently herewith is a Compliance Certificate (with pro-forma computations for financial covenants) and (if this certificate is delivered after the occurrence of a Capital Market Event) a Borrowing Base Certificate, taking into account the Acquisition (including EBITDA for the target entity for the last four fiscal quarters)."

                             ARTICLE IV. CONDITIONS

      The enforceability of this First Amendment against the Administrative Agent and the Lenders is subject to the satisfaction of the following conditions precedent:

      SECTION 4.01 LOAN DOCUMENTS. The Administrative Agent shall have received:

            (a) multiple original counterparts, as requested by the Administrative Agent, of this First Amendment executed and delivered by a duly authorized officer of the Borrower, the Administrative Agent, each Guarantor, and each Lender;

            (b) multiple original counterparts, as requested by each Lender, of the Fee Letters executed and delivered by a duly authorized officer of the Borrower and the respective Lenders; and

            (c) multiple original counterparts, as requested by the Administrative Agent, of financing statements and/or financing statement amendments reflecting the Borrower's and Guarantors' change of address, executed and delivered by a duly authorized officer of the Borrower, each Guarantor, and the Administrative Agent, as appropriate.

      SECTION 4.02 CORPORATE PROCEEDINGS OF LOAN PARTIES. The Administrative Agent shall have received multiple copies, as requested by the Administrative Agent, of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Boards of Directors of the Borrower and the Guarantors, authorizing the execution, delivery and performance of this First Amendment and any other Loan Documents to which they are respectively a party, executed in connection with this First Amendment, each such copy being attached to original certificates of the Secretary or an Assistant Secretary of the Borrower and each Guarantor, dated as of the Effective Date, certifying (i) that the resolutions attached thereto are true, correct and complete copies of resolutions duly adopted by written consent or at a meeting of the Board of Directors of the Borrower or such Guarantor, as applicable, (ii) that such resolutions constitute all resolutions adopted with respect to the transactions contemplated hereby, (iii) that such resolutions have not been amended, modified, revoked or rescinded as of the Effective Date, (iv) that the articles of incorporation and bylaws of the Borrower or such Guarantor have not been amended or otherwise modified since the effective date of the Credit Agreement, except pursuant to any amendments attached thereto, and (v) as to the incumbency and signature of the officers of the Borrower or such Guarantor, as applicable, executing this First Amendment and any other Loan Document executed pursuant hereto.

      SECTION 4.03 REPRESENTATIONS AND WARRANTIES. Except as affected by the transactions contemplated in the Credit Agreement and this First Amendment, each of the representations and warranties made by the Borrower and the Guarantors in or pursuant to the Security Instruments, including the Credit Agreement, shall be true and correct in all material respects as of the Effective

Date, as if made on and as of such date. Borrower hereby represents and warrants to the Administrative Agent that the execution, delivery and performance of this First Amendment has been duly authorized and that the representation in the Credit Agreement as to the enforceability and authorization thereof shall refer to the Credit Agreement, as amended by this First Amendment.

      SECTION 4.04 NO DEFAULT. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

      SECTION 4.05 NO CHANGE. No event shall have occurred since September 30, 1998, which, in the reasonable opinion of the Lenders, could have a material adverse effect on the condition (financial or otherwise), business, operations or prospects of the Borrower or the Guarantors.

      SECTION 4.06 SECURITY INSTRUMENTS. All of the Security Instruments shall be in full force and effect and provide to the Administrative Agent the security intended thereby to secure the Indebtedness, as amended and supplemented hereby.

      SECTION 4.07 FEE. On or before the Effective Date, the Borrower shall have paid to each Lender all fees required by the Fee Letters.

      SECTION 4.08 LEGAL FEES. On or before the Effective Date, the Borrower shall have paid in full all outstanding fees and expenses of the Administrative Agent?s legal counsel.

      SECTION 4.09 OTHER INSTRUMENTS OR DOCUMENTS. The Administrative Agent or any Lender or counsel to the Administrative Agent shall receive such other instruments or documents as they may reasonably request.


                            ARTICLE V. MISCELLANEOUS

      SECTION 5.01 ADOPTION, RATIFICATION AND CONFIRMATION OF CREDIT AGREEMENT. Each of the Borrower, the Guarantors, the Administrative Agent, and the Lenders does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

      SECTION 5.02 RATIFICATION AND AFFIRMATION OF GUARANTY. Each Guarantor hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under its Amended and Restated Guaranty Agreement or Guaranty Agreement, as applicable, dated as of September 3, 1998, in favor of the Administrative Agent and the Lenders, as amended, supplemented or otherwise modified (the "Guaranty Agreement"), (iii) acknowledges, renews and extends its continued liability under its Guaranty Agreement and agrees that its Guaranty Agreement remains in full force and effect; and (iv) guarantees to the Administrative Agent and each Lender to promptly pay when due all amounts owing or to be owing by it under its Guaranty Agreement pursuant to the terms and conditions thereof.

      SECTION 5.03 SUCCESSORS AND ASSIGNS. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

      SECTION 5.04 COUNTERPARTS. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Borrower, the Guarantors, the Administrative Agent and the Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this First Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this First Amendment by each necessary party hereto and shall constitute one instrument.

      SECTION 5.05 NUMBER AND GENDER. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

      SECTION 5.06 ENTIRE AGREEMENT. This First Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this First Amendment.

      SECTION 5.07 INVALIDITY. In the event that any one or more of the provisions contained in this First Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this First Amendment.

      SECTION 5.08 TITLES OF ARTICLES, SECTIONS AND Subsections. All titles or headings to Articles, Sections, subsections or other divisions of this First Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

      SECTION 5.09 GOVERNING LAW. This First Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

      THIS FIRST AMENDMENT AND OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                          [SIGNATURES BEGIN NEXT PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

BORROWER:                           PENTACON, INC.


                                          By: ________________________
                                          Name:
                                          Title:


LENDER AND AGENT:                         NATIONSBANK, N.A.


                                          By: ________________________
                                          Name:
                                          Title:


LENDERS:                                  PARIBAS


                                          By: ________________________
                                          Name:
                                          Title:


                                          By: ________________________
                                          Name:
                                          Title:


                                          UNION BANK OF CALIFORNIA, N.A.

                                          By: ________________________
                                          Name:
                                          Title:

                               Signature Page - 1

GUARANTORS:                               ALATEC PRODUCTS, INC.


                                          By: ________________________
                                          Name:
                                          Title:


                                          AXS SOLUTIONS, INC.


                                          By: ________________________
                                          Name:
                                          Title:


                                          CAPITOL BOLT & SUPPLY, INC.


                                          By: ________________________
                                          Name:
                                          Title:


                                          MAUMEE INDUSTRIES, INC.


                                          By: ________________________
                                          Name:
                                          Title:


                                          SALES SYSTEMS, LIMITED


                                          By: ________________________
                                          Name:
                                          Title:


                               Signature Page - 2

                                          TEXAS INTERNATIONAL AVIATION, INC.


                                          By: ________________________
                                          Name:
                                          Title:


                                          PACE PRODUCTS, INC.


                                          By: ________________________
                                          Name:
                                          Title:


                                          D-BOLT PRODUCTS, INC.


                                          By: ________________________
                                          Name:
                                          Title:


                                          WEST COAST AERO PRODUCTS
                                          HOLDING CORPORATION, INC.


                                          By: ________________________
                                          Name:
                                          Title:


                                          ASI AEROSPACE GROUP, INC.


                                          By: ________________________
                                          Name:
                                          Title:


                               Signature Page - 3

                                          POLLARD AVIATION, INC.


                                          By: ________________________
                                          Name:
                                          Title:


                               Signature Page - 4

                                     ANNEX I

                           LIST OF PERCENTAGE SHARES,
                        MAXIMUM REVOLVING CREDIT AMOUNTS
                             AND REVOLVER TERM LOANS


      A. So long as a Subordinated Debt Event has not occurred on or before March 1, 1999:


--------------------------------------------------------------------------------
                           PERCENTAGE     MAXIMUM REVOLVING        REVOLVER
     NAME OF LENDER          SHARE          CREDIT AMOUNT         TERM LOANS
--------------------------------------------------------------------------------
NationsBank, N.A.           80.000%          $88,000,000         $32,000,000
--------------------------------------------------------------------------------
Paribas                     8.5714%          $9,428,540         $3,428,571.43
--------------------------------------------------------------------------------
Union Bank of
  California, N.A.          11.4286%         $12,571,460        $4,571,428.57
--------------------------------------------------------------------------------
TOTAL                         100%          $110,000,000         $40,000,000
--------------------------------------------------------------------------------


      B. If a Subordinated Debt Event occurs on or before March 1, 1999:


--------------------------------------------------------------------------------
                          PERCENTAGE     MAXIMUM REVOLVING        REVOLVER
       NAME OF LENDER       SHARE          CREDIT AMOUNT         TERM LOANS
--------------------------------------------------------------------------------
NationsBank, N.A.          60.6594%       $39,428,590.00            -0-
--------------------------------------------------------------------------------
Paribas                    8.5714%          $5,571,410              -0-
--------------------------------------------------------------------------------
Union Bank of
  California, N.A.         30.7692%         $20,000,000             -0-
--------------------------------------------------------------------------------
TOTAL                        100%           $65,000,000             -0-
--------------------------------------------------------------------------------


                                   Annex I-1

                                    EXHIBIT G

                       FORM OF BORROWING BASE CERTIFICATE


Status as of _____________________, _________.

In accordance with the terms of the Amended and Restated Credit Agreement dated as of September 3, 1998, as amended (the "Credit Agreement") among PENTACON, INC., a Delaware corporation, the Lenders (as defined in the Credit Agreement) and NATIONSBANK, N.A., as administrative agent for the Lenders, the undersigned hereby represents and warrants as follows:

1.    Total Accounts Receivable                 $_________________

2.    Less ineligible accounts receivable
      (as set forth in the definition of
      Eligible Accounts Receivable in the
      Credit Agreement)                         $_________________

3.    Eligible Accounts Receivable              $_________________

4.    a.  ___% of Eligible Accounts Receivable        $________________
      b.  ___% of Eligible Inventory (not to exceed   $________________
            $_______________________)                 $________________

      c.    Total Available                           $________________

5.    Maximum loan amount                             $________________

6.    Outstanding balance as of report date           $________________

7.    Available for further advances
      (lesser of line 4c or line 5 minus line 6)      $________________


PENTACON, INC.


By:__________________________
Name:
Title:


                                  Exhibit G-1

                                    EXHIBIT H

                          ELIGIBLE ACCOUNTS RECEIVABLE



                                  Exhibit H-1

                                    EXHIBIT I

                               ELIGIBLE INVENTORY



                                  Exhibit I-1

                                    EXHIBIT J

                                     FORM OF
                       LANDLORD'S SUBORDINATION AGREEMENT

STATE OF TEXAS          ss
                        ss
COUNTY OF [COUNTY WHICH INSTRUMENT FILED] ss

      WHEREAS, [LANDLORD'S NAME] ("Landlord") is the owner of those certain premises located at [STREET ADDRESS OF PROPERTY], which is further described as follows (the "Premises"); and

      [LEGAL DESCRIPTION OR AN ATTACHMENT]

      WHEREAS, Landlord leases said Premises to [BORROWER'S/SUBSIDIARIES' NAME] ("Tenant"), subject to a lease agreement dated [DATE OF LEASE AGREEMENT] by and between Landlord and Tenant (the "Lease"); and

      WHEREAS, Landlord understands that NationsBank, N.A., as Agent (the "Agent") for the lenders ("Lenders") parties to a credit agreement with [TENANT (IF BORROWER)/PENTACON, INC. (IF SUBSIDIARY)] has been granted a security interest as evidenced by a Security Agreement dated [SECURITY AGREEMENT DATE] in certain property, as more fully described on Exhibit A attached hereto and made a part hereof (the "Mortgaged Property") and may from time to time be granted additional security interests in additional Mortgaged Property, which is or shall be situated upon the Premises.

      NOW, THEREFORE, in consideration of these premises, the promises, mutual covenants and agreements contained herein and for good and valuable consideration, the receipt of which is hereby acknowledged, Landlord and Agent hereby agrees as follows:

      1. Landlord subordinates to Agent all rights to maintain or enforce a landlord's lien (whether statutory or contractual) or any other claim against the Mortgaged Property which may now or hereafter be situated upon the Premises, regardless of whether or not Tenant (i) fails to perform any obligation or term of the Lease or (ii) otherwise defaults under the Lease, or (iii) abandons the Premises and the Mortgaged Property is either moved to a new location without the prior written consent of Agent, or the Mortgaged Property remains at the Premises.

      2. The Mortgaged Property shall remain personal property notwithstanding the manner or mode of attachment of the Mortgaged Property to the Premises and shall not become fixtures as long as Tenant is indebted to Lenders.


                                  Exhibit J-1

      3. In the event that default exists on any indebtedness to Lenders which is secured by the Mortgaged Property, Agent may, at its election notify Landlord by written notice at Landlord's address set forth below of Agent's intent to enter the Premises for the purpose of removing the Mortgaged Property, and Landlord agrees to allow Agent to have access to the Premises for such removal during reasonable hours.

      4. Landlord shall notify Agent by written notice at Agent's address set forth below within thirty (30) days from the date that Tenant (i) defaults on the Lease or (ii) abandons the Premises. Agent nor Lenders shall be required to take any action in the event either of these circumstances occur.

      5. In addition to the rights granted in paragraph 3 above, Agent may elect to take possession of the Mortgaged Property located on the Premises. Agent agrees to pay Landlord past due "Base Rent", if any is owing by Tenant for a period not to exceed [# OF DATES OF BANK RENT] days, plus the monthly Base Rent for the period in which the Agent is in possession of and utilizing the Premises. Base Rent shall be defined as the stated sum of money set forth in the Lease for rent, which amount, shall be payable to Landlord for each month during the term of the Lease, less any sum of money due for expenses by Landlord with respect to the ownership, maintenance, servicing, repairing and operation of the Premises, including, but not limited t maintenance, repair and replacement costs, electricity, fuel, water, sewer, gas and other utility charges.

      6. Agent agrees to reimburse Landlord for the repair of damage incurred during the process of Agent removing the Mortgaged Property, if applicable, which amount shall be the reasonable cost of repairing the Premises to the condition that the Premises were in prior to such removal, and taking into account normal wear and tear. The removal of any fastening devices for the purpose of removing any of the Mortgaged Property shall not constitute a required need for Agent to reimburse Landlord for repairs to the Premises under this Section, as a result of such removal. Agent shall have no further liability or obligation of any kind under the Lease while in possession of and utilizing the Premises.

      7. This Agreement shall remain in full force and effect so long as any indebtedness secured by the Mortgaged Property remains outstanding to Lenders. Lenders, or their assigns may, without affecting the validity of this Agreement, extend the times of payment of any indebtedness secured by the Mortgaged Property, or the performance of any of the terms and conditions of any loan agreement or other documents evidencing the pledge to Agent of the Mortgaged Property, without the consent of the Landlord and without giving notice thereof to the Landlord.

      8. Notice shall be deemed reasonable if mailed postage prepaid at least five (5) days before the related action to the address of Landlord or Agent, at their respective addresses indicated at the end of this Landlord's Subordination Agreement, or to such other address as any party may designate by written notice to the other party. Each notice, request and demand shall


                                  Exhibit J-2
be deemed given or made, if sent by mail, upon the earlier of the date of receipt or five (5) days after deposit in the U.S. Mail, first class postage prepaid, or if sent by any other means, upon delivery.

      9. This Agreement shall inure to the benefit of any heirs, administrators, personal representatives, successors or assigns of Agent and Landlord.

This Agreement is executed and effective as of the _____ day of _______________, 19__.

LANDLORD:                                 BANK:

[LANDLORD NAME]                           NationsBank, N.A.

By:_________________________________      By:_________________________________

Name: [AUTHORIZED SIGNER NAME]               Name: [LENDING OFFICER'S NAME]

Title: [AUTHORIZED SIGNER TITLE]             Title: [LENDING OFFICER'S TITLE]

Address:                                  Address:

[STREET ADDRESS]                                [STREET ADDRESS]
[CITY, STATE, ZIP CODE]                         [CITY, STATE, ZIP CODE]



                                  Exhibit J-3

                     (CORPORATE/PARTNERSHIP ACKNOWLEDGMENT)

THE STATE OF TEXAS      ss
                        ss
COUNTY OF _______       ss

      This instrument was acknowledged before me on _______________, 19__, by _________________________ of _________________________, a
_________________________ on behalf of said corporation/partnership.

[SEAL]
                                          ___________________________________
                                          Notary Public, State of Texas



                           (INDIVIDUAL ACKNOWLEDGMENT)

THE STATE OF TEXAS      ss
                        ss
COUNTY OF ______        ss

      This instrument was acknowledged before me on _______________, 19__, by
_________________________.

[SEAL]

                                          ___________________________________
                                          Notary Public, State of Texas



                              (BANK ACKNOWLEDGMENT)

THE STATE OF TEXAS      ss
                        ss
COUNTY OF ______        ss

      This instrument was acknowledged before me on _______________, 19__, by _________________________ of NationsBank, N.A., a national banking association, on behalf of said bank.

[SEAL]

                                          __________________________________
                                          Notary Public, State of Texas



                                  Exhibit J-4

                                    EXHIBIT A

                               MORTGAGED PROPERTY



                                  Exhibit J-5

                                SCHEDULE 3.01(B)

                 AMORTIZATION SCHEDULE FOR REVOLVER TERM LOANS


               ---------------------------------------------------
                   PAYMENT DATE            PRINCIPAL PAYMENT
                                                AMOUNT
               ---------------------------------------------------
                      9/30/99                 $2,500,000
               ---------------------------------------------------
                     12/31/99                 $2,500,000
               ---------------------------------------------------
                     3/31/2000                $2,500,000
               ---------------------------------------------------
                     6/30/2000                $2,500,000
               ---------------------------------------------------
                     9/30/2000                $2,500,000
               ---------------------------------------------------
                    12/31/2000                $2,500,000
               ---------------------------------------------------
                     3/31/2001                $2,500,000
               ---------------------------------------------------
                     6/30/2001                $2,500,000
               ---------------------------------------------------
                     9/30/2001                $2,500,000
               ---------------------------------------------------
                    12/31/2001                $17,500,000
               ---------------------------------------------------
                       TOTAL                  $40,000,000
               ---------------------------------------------------



                               Schedule 3.01(b)-1